UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2018

Trecora Resources
(Exact name of registrant as specified in its charter)

Delaware (State or jurisdiction of incorporation or organization)	1-33926 (Commission File Number)	75-1256622 (I.R.S. Employer Identification No.)

1650 Hwy 6 South, Suite 190
Sugar Land, Texas 77478
 (Address of principal executive offices)

(281) 980-5522
(Registrant's telephone number, including area code)

 (Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At a meeting of the Board of Directors (the "Board") of Trecora Resources (the "Company") held on May 16, 2018, the Board approved and adopted the amendment and restatement of the Bylaws of the Company (the "Bylaws"). The amendments to the Bylaws were made, among other reasons, to modernize our Bylaws as detailed below to coincide with the approval and adoption of a modernized Amended and Restated Certificate of Incorporation of the Company by our stockholders at our 2018 Annual Meeting of stockholders as described further in the Company's Definitive Proxy Statement on Schedule 14A filed with the SEC on April 10, 2018. A copy of the Amended and Restated Certificate of Incorporation of Trecora Resources, as adopted by our stockholders at the Annual Meeting, is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.
The amendments to the Bylaws were intended by the Board to clarify, update and modernize the Bylaws. Among other things, the amendments to the Bylaws include the following changes:
•	implement a majority voting standard for uncontested director elections;
•	increase the number of directors required to constitute a quorum to a majority of the Board from one-third of the total Board (or not less than two directors), consistent with NYSE guidance;
•
clarify the requirements for stockholders to nominate directors or bring other business before an annual or special meeting of stockholders, including adjusting the dates on which director nominations or proposals of other business must be received by the Company in order to be in compliance with the Bylaws (the "advance notice provisions");*

•
require all stockholder director nominees, in connection with being nominated, to provide the Company with completed questionnaires with respect to the background and qualification of such person and make representations to the Company regarding certain matters including disclosure of voting commitments and third-party compensation, and compliance with Company policies and guidelines;*

•	require disclosure of any special compensation arrangements between stockholders and their director nominees;*
•
clarify that the number of members of the Board will be no more than ten and no less than four, but that the Board may set a lower or higher number at its discretion and that only the Board is entitled to fill any vacancies (including by the increase in the number of directors) arising on the Board (to serve, in any such case, until the next Annual Meeting);

•	provide that the record date for purposes of the stockholder meeting not be more than 60 days nor less than 10 days before the date of such meeting;*
•	do not provide for the right of stockholders to remove directors at any time by stockholder vote;
•	consistent with the Company's Amended and Restated Certificate of Incorporation, do not provide for a classified board;
•	do not provide for the ability of stockholders to act by written consent; and
•	provide that courts in the State of Delaware shall be the exclusive forum for various actions that may be brought against the Company or its officers and directors.*
Further to the above, the amended and restated Bylaws also incorporate certain other clarifications, conforming changes and other technical edits and updates, including to the following provisions and in a manner we believe to be consistent with our modernized Amended and Restated Certificate of Incorporation: stockholder notice for business to be properly brought; special meetings of stockholders; notice of stockholder meetings; proxies and voting; availability of stock list; regular and special meetings of the Board; compensation of directors; committees of the Board; appointment of officers; roles and responsibilities of the officers; stock certificates; transfers of stock; notices and waivers; requirements of corporate seal; setting the fiscal year; and indemnification of directors and officers.
The foregoing description of the amended and restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the amended and restated Bylaws, which are attached hereto as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference herein.
As a result of the amendment to include the advance notice provisions of the Bylaws, any stockholder of record who wishes to nominate persons for election to the Board or propose business at the 2019 Annual Meeting of Stockholders (not including a proposal submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended) must deliver a notice of the matter under Section 1 of Article I of the Bylaws, and the notice must be received by our Corporate Secretary not less than 90 or more than 120 days prior to the first anniversary of the preceding year's annual meeting of stockholders. Therefore, any notice intended to be given by a stockholder under the advance notice provisions with respect to the 2019 Annual Meeting of Stockholders pursuant to our Bylaws must be received by our Corporate Secretary at Trecora Resources, P. O. Box 1636, Silsbee, TX  77656, not later than the close of business on February 14, 2019 and not earlier than the close of business on January 15, 2019. Limited exceptions apply if the date of the annual meeting is convened more than 30 days prior to or delayed by more than 60 days after the anniversary of the preceding year's annual meeting. The notice must comply with the applicable requirements of the Bylaws attached hereto as Exhibit 3.2.

* Indicates newly added provisions to the Bylaws, not found in the prior Bylaws.
Item 5.07   Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Stockholders on May 15, 2018 (the "Annual Meeting"). As of the record date, March 26, 2018, there were 24,387,625 shares of common stock of the Company ("Shares")  issued and outstanding and entitled to vote at the Annual Meeting. The holders of a total of 18,074,259  Shares (74.11%) were present in person or by proxy at the Annual Meeting, thereby reaching quorum. Set forth below are the results of the matters presented for stockholder vote at the Annual Meeting.
Proposal No. 1: Re-election of seven directors to serve until the next annual meeting. Our stockholders re-elected each of the Board's director nominees as set forth below.
Nominees	For	% For	Withheld	Non-Votes
Gary K. Adams	15,427,683	99.27	113,611	2,532,965
Pamela R. Butcher	15,392,131	99.04	149,163	2,532,965
Nicholas N. Carter	15,396,201	99.07	145,093	2,532,965
Joseph P. Palm	15,397,811	99.08	142,483	2,532,965
John R. Townsend	15,421,061	99.23	120,223	2,532,965
Karen A. Twitchell	15,391,892	99.05	148,282	2,532,965
Simon Upfill-Brown	15,409,829	99.15	131,465	2,532,965
Proposal No. 2: Approval and adoption of the Amended and Restated Certificate of Incorporation of Trecora Resources.
Votes For:	14,794,776	81.86%
Votes Against:	3,369	0.02%
Abstentions:	743,149	4.11%
Non-Votes:	2,532,965	14.01%
The votes for Proposal No. 2 represent 60.66% of the issued and outstanding shares of common stock of the Company.
Proposal No. 3: Ratification of BKM Sowan Horan, LLP as Independent Auditors for 2018:
Votes For:	18,014,291	99.67%
Votes Against:	34,059	0.19%
Abstentions:	25,909	0.14%
Non-Votes:
Proposal No. 4: Approval, by non-binding vote, of the compensation of the Company's named executive officers;
Votes For:	14,634,117	94.17%
Votes Against:	157,744	1.01%
Abstentions:	749,433	4.82%
Non-Votes:	2,532,965
Proposal No. 5: Approval of the Second Amendment to the Trecora Resources Stock and Incentive Plan:
Votes For:	15,218,110	97.92%
Votes Against:	259,613	1.67%
Abstentions:	63,571	0.41%
Non-Votes:	2,532,965
Item 9.01   Financial Statements and Exhibits.
(d)  Exhibits
Exhibit No.	Description of Exhibit
3.1	Amended and Restated Certificate of Incorporation of Trecora Resources
3.2	Amended and Restated Bylaws of Trecora Resources

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TRECORA RESOURCES

Date:  May 15, 2018 By: /s/ Sami Ahmad
          Sami Ahmad
          Chief Financial Officer

Exhibit 3.1

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
TRECORA RESOURCES

1. The name of the corporation is Trecora Resources (the "Corporation"). The Corporation was originally incorporated on May 4, 1967, under the name Arabian Shield Development Company.
2. This Amended and Restated Certificate of Incorporation has been duly adopted by the Corporation's Board of Directors (the "Board of Directors") in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware, as the same may be amended from time to time (the "DGCL").
3. The Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

FIRST.  The name of the Corporation is Trecora Resources.

SECOND.  The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

THIRD.  The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL as the same exists or may hereafter be amended.

FOURTH.  The total number of shares of stock that the Corporation shall have authority to issue is 40,000,000 shares of common stock having a par value of $0.10 per share (the "Common Stock").

FIFTH.  Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders are entitled to vote generally.

SIXTH.  The Board of Directors shall have the power to adopt, amend or repeal the bylaws of the Corporation (the "Bylaws").

SEVENTH.  The number of directors shall be fixed from time to time exclusively by the Board of Directors.  Each director shall serve for a term ending on the date of the annual meeting of stockholders following the annual meeting at which such director was elected, or, in each case, if later, until such director's successor shall have been duly elected and qualified or until such director's earlier retirement, death, resignation or removal.

Election of directors need not be by written ballot except and to the extent provided by the Bylaws.

EIGHTH.  An annual meeting of stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting shall be held at such place, if any, or solely by remote communications, on such date, and at such time as the Board of Directors shall determine.

NINTH.  Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the DGCL or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the DGCL order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

TENTH.  A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted under the DGCL.

ELEVENTH.  Each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent permitted under the DGCL. The right to indemnification conferred in this Article ELEVENTH shall also include the right to be paid by the Corporation the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent authorized by the DGCL. The right to indemnification conferred in this Article ELEVENTH shall be a contract right.

The Corporation may, by action of its Board of Directors, provide indemnification to such of the employees and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by the DGCL.

The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the DGCL.

The rights and authority conferred in this Article ELEVENTH shall not be exclusive of any other right that any person may otherwise have or hereafter acquire.

Neither the amendment nor repeal of this Article ELEVENTH, nor the adoption of any provision of this Amended and Restated Certificate of Incorporation or the Bylaws, nor, to the fullest extent permitted under the DGCL, any modification of law, shall adversely affect any right or protection of any person granted pursuant hereto existing at, or arising out of or related to any event, act or omission that occurred prior to, the time of such amendment, repeal, adoption or modification (regardless of when any proceeding (or part thereof) relating to such event, act or omission arises or is first threatened, commenced or completed).

TWELFTH.  The Corporation reserves the right to amend this Amended and Restated Certificate of Incorporation in any manner permitted under the DGCL and all rights and powers conferred upon stockholders, directors and officers herein are granted subject to this reservation.

IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Incorporation this 15th day of May, 2018.

    /s/ Simon Upfill-Brown
Name: Simon Upfill-Brown
Title:  CEO and COO

Exhibit 3.2

AMENDED AND RESTATED
BYLAWS
OF
 TRECORA RESOURCES
(the "Corporation")

ARTICLE I MEETINGS OF STOCKHOLDERS
Section 1.	Annual Meeting.
Section 2.	Special Meetings.
Section 3.	Notice of Meetings.
Section 4.	Quorum.
Section 5.	Presiding Officers of the Meeting.
Section 6.	Conduct of Business.
Section 7.	Proxies and Voting.
Section 8.	Stock List.
ARTICLE II BOARD OF DIRECTORS
Section 1.	Number, Election and Term of Directors.
Section 2.	Newly Created Directorships and Vacancies.
Section 3.	Eligibility for Stockholder Director Nominees.
Section 4.	Regular Meetings.
Section 5.	Special Meetings.
Section 6.	Quorum.
Section 7.	Participation in Meetings by Conference Telephone.
Section 8.	Conduct of Business.
Section 9.	Compensation of Directors.
ARTICLE III COMMITTEES
Section 1.	Committees of the Board of Directors.
Section 2.	Regular Meetings.
Section 3.	Special Meetings.
Section 4.	Quorum.
Section 5.	Conduct of Business.
ARTICLE IV OFFICERS
Section 1.	Generally.
Section 2.	Chief Executive Officer.
Section 3.	President.
Section 4.	Vice President.
Section 5.	Treasurer.
Section 6.	Secretary.
Section 7.	Delegation of Authority.
Section 8.	Removal.
Section 9.	Action with Respect to Securities of Other Corporations.
ARTICLE V STOCK
Section 1.	Certificates of Stock; Uncertificated Shares.
Section 2.	Transfers of Stock.
Section 3.	Record Date.
Section 4.	Lost, Stolen or Destroyed Certificates.
Section 5.	Regulations.
ARTICLE VI NOTICES
Section 1.	Notices.
Section 2.	Waivers.
ARTICLE VII MISCELLANEOUS
Section 1.	Facsimile Signatures.
Section 2.	Corporate Seal.
Section 3.	Reliance upon Books, Reports and Records.
Section 4.	Fiscal Year.
Section 5.	Time Periods.
Section 6.	Dispute Resolution.
ARTICLE VIII INDEMNIFICATION OF DIRECTORS AND OFFICERS
Section 1.	Right to Indemnification.
Section 2.	Right to Advancement of Expenses.
Section 3.	Right of Indemnitee to Bring Suit.
Section 4.	Non-Exclusivity of Rights.
Section 5.	Insurance.
Section 6.	Indemnification of Employees and Agents of the Corporation.
Section 7.	Nature of Rights.
ARTICLE IX AMENDMENTS

ARTICLE I

 MEETINGS OF STOCKHOLDERS
Section 1. Annual Meeting.
(a) An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place within or without the State of Delaware or solely by means of remote communication pursuant to Section 211(a)(2) of the General Corporation Law of the State of Delaware (the "DGCL"), on such date, and at such time as may be designated by the Board of Directors.
(b) Nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the stockholders may only be made at an annual meeting of stockholders (i) pursuant to the Corporation's notice and proxy materials for such meeting, (ii) by or at the direction of the Board of Directors or a duly authorized committee thereof, or (iii) by any stockholder of record of the Corporation at the time of the giving of the notice required in Section 1(c) who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section 1.  For the avoidance of doubt, the foregoing clause (iii) shall be the exclusive means for a stockholder to make nominations or propose business (other than business required to be included in the Corporation's proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (such act, and the rules and regulations promulgated thereunder, the "Exchange Act") which shall be deemed to comply with this Section 1(b)) at an annual meeting of stockholders.
For nominations or business to be properly brought before an annual meeting by a stockholder of record pursuant to clause (iii) above of this Section 1(b), (i) the stockholder of record must have given timely notice thereof in writing to the Secretary of the Corporation (the "Secretary"), (ii) the stockholder of record must provide to the Secretary any updates or supplements to such notice at the times and in the forms specified in this Section 1, (iii) any such business must be a proper matter for stockholder action under these Bylaws, the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") or applicable law, and (iv) the stockholder of record and the beneficial owner or owners, if any, on whose behalf any such proposal or nomination is made, must have acted in accordance with the representations set forth in the Solicitation Statement (as defined below). To be timely, a notice by a stockholder of record must be received by the Secretary by the close of business at the principal executive offices of the Corporation not less than 90 or more than 120 days prior to the one-year anniversary of the date of the preceding year's annual meeting of stockholders; provided, however, that, subject to the last sentence of this Section 1(b), if the meeting is convened more than 30 days prior to or delayed by more than 60 days after the anniversary of the preceding year's annual meeting, or if no annual meeting was held in the preceding year, notice by the stockholder of record to be timely must be so received not earlier than the close of business on the 120th day prior to the date of the annual meeting and not later than the close of business on the later of (i) the 90th day before such annual meeting or (ii) if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made. Notwithstanding anything in the preceding sentence to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there has been no public announcement naming all of the nominees for director or indicating the increase in the size of the Board of Directors made by the Corporation at least 10 days before the last day a stockholder of record may deliver a notice of nomination in accordance with the preceding sentence, a notice by a stockholder of record required by this Section 1 shall also be considered timely, but only with respect to nominees for any new positions created by such increase in the number of directors, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation. In no event shall an adjournment, or postponement of an annual meeting of stockholders for which notice has been given, commence a new time period (or extend any time period) for the giving of a notice by a stockholder of record.
(c) Such notice by a stockholder of record shall set forth:
(i) If such notice pertains to the nomination of directors, as to each person whom the stockholder of record proposes to nominate for election or reelection as a director: (A) all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Exchange Act; (B) such person's written consent to being named in the Corporation's proxy statement as a nominee and to serving as a director if elected and written representation of his or her intention to serve as a director for the entire term if elected; (C) a description of all direct and indirect compensation or other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder of record and beneficial owner or owners, if any, or other person on whose behalf the nomination is made, and their respective affiliates and associates, or other persons acting in concert therewith, on the one hand, and each proposed nominee and his or her respective affiliates and associates or other persons acting in concert therewith, on the other hand, including without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder of record making the nomination and any beneficial owner or owners, if any, or other person on whose behalf the nomination is made, or any affiliate or associate thereof or other person acting in concert therewith, were the "registrant" for purposes of such rule and the nominee were a director or executive officer of such registrant; and (D) a completed and signed questionnaire, representation or agreement as may be required by the Corporation pursuant to Section 3 of Article II of these Bylaws. For purposes of these Bylaws, a person shall be deemed to be acting in concert with another person if such person knowingly acts toward a common goal relating to the management, governance or control of the Corporation in parallel with such other person where (A) each person is conscious of the other person's conduct or intent and this awareness is an element in their decision-making process and (B) at least one additional factor suggests that persons intend to act in parallel, which additional factors may include attending meetings, conducting discussions or making or soliciting invitations to act in parallel.
(ii) As to any business that the stockholder of record proposes to bring before the meeting: a brief description of such business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting, any material interest in such business of such stockholder of record and the beneficial owner or owners, if any, or other persons on whose behalf the proposal is made or acting in concert therewith and a description of all agreements, arrangements and understandings between such stockholder of record and beneficial owner or owners, if any, and any other such person or persons (including their names) in connection with the proposal of such business by such stockholder of record.
(iii) As to (1) the stockholder of record giving the notice and (2) the beneficial owner or owners, if any, or other persons on whose behalf the nomination or proposal is made or acting in concert therewith (each, a "party"):
(A) the name and address of each such party;
(B) (1) the class, series, and number of shares of capital stock of the Corporation that are owned, directly or indirectly, beneficially and of record by each such party, (2) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or providing for a settlement payment or mechanism based on the price of any class or series of shares of capital stock of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of capital stock of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a "Derivative Instrument") directly or indirectly owned beneficially by each such party, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of capital stock of the Corporation, (3) any proxy, contract, arrangement, understanding or relationship pursuant to which any party, either directly or acting in concert with another person or persons, has a right to vote, directly or indirectly, any shares of any security of the Corporation, (4) any short interest or other borrowing arrangement in any security of the Corporation held by each such party (for purposes of this Section 1(c), a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (5) any rights to dividends on the shares of capital stock of the Corporation owned beneficially directly or indirectly by each such party that are separated or separable from the underlying shares of capital stock of the Corporation, (6) any proportionate interest in shares of capital stock of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which any party is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (7) any performance-related fees (other than an asset-based fee) that each such party is directly or indirectly entitled to based on any increase or decrease in the value of shares of capital stock of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of each such party's immediate family sharing the same household (which information set forth in this paragraph shall be supplemented by such stockholder or such beneficial owner or other person, as the case may be, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date);
(C) any other information relating to each such party that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act (whether or not such party intends to deliver a proxy statement or conduct its own proxy solicitation); and
(D) a statement as to whether or not each such party will deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of voting power of all of the shares of capital stock of the Corporation required under applicable law to approve the proposal or, in the case of a nomination or nominations for election as directors, at least the percentage of voting power of all of the shares of capital stock of the Corporation reasonably believed by the stockholder of record or beneficial owner or owners, as the case may be, to be sufficient to elect the persons proposed to be nominated by the stockholder of record (such statement, a "Solicitation Statement").
(iv) A stockholder of record providing notice of a nomination of director or other business proposed to be brought before a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 1 shall be true and correct as of the record date for the meeting and as of the date that is 10 business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than five business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to) any adjournment or postponement thereof (in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof).
(d) A person shall not be eligible for election or re-election as a director at an annual meeting unless (i) the person is nominated by a stockholder of record in accordance with Section 1(b)(iii) of this Article I; or (ii) the person is nominated by or at the direction of the Board of Directors or a duly authorized committee thereof. Only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1. The chair of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded. Notwithstanding the foregoing provisions of this Section 1, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.  For purposes of this Section 1, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.
(e) For purposes of these Bylaws, "public announcement" shall mean disclosure by the Corporation in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission (the "SEC") pursuant to Section 13, 14 or 15(d) of the Exchange Act.
Notwithstanding the foregoing provisions of this Section 1, a stockholder shall also comply with all applicable requirements of the Exchange Act with respect to matters set forth in this Section 1. Nothing in this Section 1 shall be deemed to affect any rights of (a) stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (b) holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.
Section 2. Special Meetings.
(a) Special meetings of the stockholders, other than those required by statute, (i) may be called by the Board of Directors, the Chair of the Board or the Chief Executive Officer of the Corporation at such time and for such purpose as the person calling such meeting shall see fit, and (ii) shall be called by the Secretary at the request in writing of the holders of at least a majority of the voting power of all of the then-outstanding shares entitled to vote and such request shall state the purpose or purposes of the proposed meeting. The Board of Directors and, in the absence thereof, the Chair of the Board or the Chief Executive Officer, may postpone or reschedule any previously scheduled special meeting. A special meeting of stockholders shall be held at such place within or without the State of Delaware or solely by means of remove communication pursuant to Section 211(a)(2) of the DGCL, on such date, and at such time as designated in the notice of such special meeting.
(b) Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the Board of Directors or a duly authorized committee thereof or, in the absence thereof, the Chair of the Board or the Chief Executive Officer. The notice of such special meeting shall include the purpose for which the meeting is called. If a special meeting of stockholders has been called for the purpose of the election of directors, nominations of persons for election to the Board of Directors may be made at such special meeting of stockholders (a) by or at the direction of the Board of Directors or a duly authorized committee thereof or (b) by any stockholder of record who, at the time of giving of notice provided for in this paragraph, shall be entitled to vote at the meeting and nominate persons for election to the Board of Directors pursuant to Section 1(b)(iii) of this Article I, who delivers a written notice to the Secretary setting forth the information set forth in Section 1(c)(i) and 1(c)(iii) of this Article I and who provides to the Secretary any updates as supplements to such notice at the times and in the forms specified in Section 1(c)(iv) of this Article I. Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders only if such stockholder of record's notice required by the preceding sentence shall be received by the Secretary by the close of business at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall an adjournment, or postponement of a special meeting for which notice has been given, commence a new time period (or extend any time period) for the giving of a stockholder of record's notice. A person shall not be eligible for election or reelection as a director at a special meeting unless the person is nominated (i) by or at the direction of the Board of Directors or (ii) by a stockholder of record entitled to nominate persons for election or re-election in accordance with the procedures set forth in Section 1(b)(iii) of this Article I.
(c) Notwithstanding the foregoing provisions of this Section 2, a stockholder shall also comply with all applicable requirements of the Exchange Act with respect to matters set forth in this Section 2. Nothing in this Section 2 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act. Notwithstanding the foregoing provisions of this Section 2, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the special meeting of stockholders of the Corporation to present a nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation.  For purposes of this Section 2, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.
Section 3. Notice of Meetings.
(a) Notice of the place, if any, date, and time of all meetings of the stockholders, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, shall be given, not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by these Bylaws, the Certificate of Incorporation, or applicable law.
(b) When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, notice of the place, if any, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, shall be given in conformity herewith. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and, except as otherwise required by law, shall not be more than 60 nor less than 10 days before the date of such adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.
Section 4. Quorum.
At any meeting of the stockholders, the holders of a majority of the voting power of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law or by the rules or listing standards of any stock exchange upon which the Corporation's securities are listed.
Where a separate vote by a class or classes or series is required, a majority of the voting power of the shares of such class or classes or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.
If a quorum shall fail to attend any meeting, the chair of the meeting may adjourn the meeting to another place, if any, date, or time. Notice of such adjourned meeting, if any, shall be given as provided in Section 3(b) of this Article I.
Section 5. Presiding Officers of the Meeting.
The Chair of the Board or, in his or her absence, the Chief Executive Officer of the Corporation or, in his or her absence, such person as may be chosen by the Board of Directors, or if there are not remaining directors serving, such person as may be chosen by the holders of a majority of the voting power of the shares entitled to vote who are present, in person or by proxy, at such meeting shall call to order any meeting of the stockholders and act as chair of the meeting. In the absence of the Secretary, the secretary of the meeting shall be such person as the chair of the meeting appoints.
Section 6. Conduct of Business.
The chair of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the matters to be voted upon by the stockholders, the manner of voting and the conduct of discussion as seem to him or her in order. The chair shall have the power to adjourn the meeting to another place, if any, date and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. No ballots, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors or the chair of the meeting after the closing of the polls unless the Delaware Court of Chancery upon application by a stockholder shall determine otherwise.
Section 7. Proxies and Voting.
(a) At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by an electronic transmission permitted by law and filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or electronic transmission authorized pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.
(b) The Corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. Every vote taken by ballots shall be counted by a duly appointed inspector or inspectors.
(c) When a quorum is present at any meeting, action on a matter shall be approved as follows:
(i) For a proposal other than the election of directors, unless these Bylaws, the Certificate of Incorporation, applicable law, a specific rule, regulation or provision or the rules or listing standards of any stock exchange upon which the Corporation's securities are listed or any regulation applicable to the Corporation or its securities requires a minimum or different vote with respect to such proposal (in which case such minimum or different vote shall be the required vote for such proposal), or the proposal has been brought before the meeting by or at the direction of the Board of Directors and the Board of Directors by resolution requires a higher vote with respect to such matter (in which case such higher vote shall be the required vote for such proposal), the proposal shall be approved if the votes cast in favor of the proposal exceed the votes cast opposing the proposal.
(ii) In a contested director election in which the number of nominees exceeds the number of directors to be elected, each director shall be elected by a plurality of the votes cast.
(iii) In an uncontested director election, each nominee who receives a majority of the votes cast shall be deemed to be elected and if an incumbent director of the Corporation receives less than a majority of the votes cast, such director shall tender his or her resignation to the Board of Directors, whereupon the Board of Directors shall within 90 days after the receipt thereof either (a) accept the resignation of such director, determine a date on which such resignation will take effect within 90 days of the date of such decision and make the effective date of such resignation public by means of a current report on Form 8-K filed with the SEC within four business days thereof, or (b) upon the unanimous vote of the Board of Directors, decline to accept such resignation and, not later than four business days thereof, make public, together with a discussion of the analysis used in reaching the conclusion, the specific reasons that the Board of Directors chose not to accept the resignation and the decision was in the best interest of the Corporation and its stockholders. For purposes of this Section 7(c)(iii) of these Bylaws, a majority of votes cast shall mean that the number of votes cast "for" a director's election exceeds the number of votes cast "against" that director's election (with "abstentions" and "broker non-votes" not counted as a vote cast either "for" or "against" that director's election).
Section 8. Stock List.
A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder for a period of at least 10 days prior to the meeting in the manner provided by law. The stock list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law. This list shall presumptively determine the identity of the stockholders entitled to examine such stock list and to vote at the meeting and the number of shares held by each of them.
ARTICLE II

 BOARD OF DIRECTORS
Section 1. Number, Election and Term of Directors.
Subject to the rights of the holders of any series of preferred stock to elect directors under specified circumstances, the number of directors shall not be more than ten nor less than four, unless a greater or lesser number of directors is fixed by the Board of Directors. Each director shall serve for a term ending on the date of the annual meeting of stockholders following the annual meeting at which such director was elected, or, in each case, if later, until such director's successor shall have been duly elected and qualified or until such director's earlier retirement, death, resignation or removal.
Section 2. Newly Created Directorships and Vacancies.
Subject to the rights of the holders of any series of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office, whether or not such directors number less than a quorum (and not by stockholders), and directors so chosen shall serve for a term expiring at the next annual meeting of stockholders or until such director's successor shall have been duly elected and qualified. No decrease in the number of authorized directors shall shorten the term of any incumbent director.
Section 3. Eligibility for Stockholder Director Nominees.
To be eligible to be a stockholder nominee for election or reelection as a director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Sections 1 and 2 of Article I of these Bylaws or such period as the Board of Directors may specify) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which form of questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person: (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed in writing to the Corporation or (2) any Voting Commitment that could limit or interfere with such person's ability to comply, if elected as a director of the Corporation, with such person's fiduciary duties under applicable law; (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Corporation; and (C) in such person's individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.
Section 4. Regular Meetings.
Regular meetings of the Board of Directors shall be held without notice at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors. A notice of each regular meeting shall not be required.
Section 5. Special Meetings.
Special meetings of the Board of Directors may be called by the Chair of the Board, the Chief Executive Officer, the director elected by the non-employee, independent directors to serve as Lead Director (if a director has been so elected and is serving in such capacity prior to the meeting), or, if requested in writing by two directors, by the Secretary and shall be held at such place, on such date, and at such time as they, or he or she shall fix. Notice of the place, date, and time of each such special meeting shall be given to each director by whom it is not waived in writing or via electronic transmission of the same not less than 24 hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.
Section 6. Quorum.
At any meeting of the Board of Directors, a majority of the total number of directors shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.
Section 7. Participation in Meetings by Conference Telephone.
Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board of Directors or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can speak and hear each other and such participation shall constitute presence in person at such meeting.
Section 8. Conduct of Business.
At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Chair of the Board, or in his or her absence, such chair of the meeting as the members of the Board of Directors present may elect, and such other business may thereafter be transacted in such order and manner as the Board of Directors may from time to time determine by vote of the majority of directors present, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
Section 9. Compensation of Directors.
Unless otherwise restricted by the Certificate of Incorporation, the Board of Directors or a duly authorized committee thereof shall have the authority to fix the compensation of the directors. The Board of Directors may be paid for their expenses, if any, of attendance at each meeting of the Board of Directors. Members of special or standing committees may be allowed compensation for attending committee meetings.
ARTICLE III

 COMMITTEES
Section 1. Committees of the Board of Directors.
The Corporation elects to be governed by Section 141(c)(2) of the DGCL. In addition to the standing committees described below, the Board of Directors may from time to time designate additional committees of the Board of Directors, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board of Directors and shall, for those committees and any others provided for herein, elect the director or directors to serve as the member or members of each such committee, designating the chair of each such committee and, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of each such committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. There are hereby designated three standing committees of the Board of Directors: Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The Board of Directors shall adopt a written charter for each such standing committee addressing its purpose, responsibilities, powers, authority and any other matter required by law.
Section 2. Regular Meetings.
Regular meetings of standing committees of the Board of Directors shall be held with or without notice at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors or such committee.
Section 3. Special Meetings.
Special meetings of committees of the Board of Directors may be called by the chair of such committee, the Board of Directors or, if requested in writing by two members of such committee, then by the Secretary, and shall be held at such place, on such date, and at such time as they or he or she shall fix. Notice of the place, date, and time of each such special meeting shall be given to each director by whom it is not waived in writing or by electronic transmission of the same not less than 24 hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.
Section 4. Quorum.
At any meeting of a committee of the Board of Directors, a majority of the members of such committee shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.
Section 5. Conduct of Business.
At any meeting of a committee of the Board of Directors, business shall be transacted in such order and manner as the chair of such committee, or in his or her absence, such chair of the meeting as the members of such committee present may elect, and such other business may thereafter be transacted in such order and manner as such committee may from time to time determine by vote of the majority of members present, and all matters shall be determined by the vote of a majority of the members present, except as otherwise provided by these Bylaws, the Certificate of Incorporation or applicable law. Action may be taken by a committee of the Board of Directors without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of such committee of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

ARTICLE IV

 OFFICERS
Section 1. Generally.
The officers of the Corporation shall consist of a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary and a Treasurer and may include the Chair of the Board and such other officers as may from time to time be appointed by the Board of Directors or by a duly authorized committee thereof. Officers shall be appointed by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold office until his or her successor is appointed and qualified or until his or her earlier death, resignation, retirement, disqualification, or removal. Any number of offices may be held by the same person. The salaries of officers appointed by the Board of Directors or by a duly authorized committee thereof shall be fixed from time to time by the Board of Directors or by such officers as may be designated by resolution of the Board of Directors.
Section 2. Chief Executive Officer.
Subject to the provisions of these Bylaws and to the direction of the Board of Directors, the Chief Executive Officer shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him or her by the Board of Directors. He or she shall have power to sign all stock certificates, contracts, bonds, mortgages and other instruments of the Corporation and shall have general supervision and direction of all of the other officers, employees and agents of the Corporation, subject in all cases to the orders and resolutions of the Board of Directors.
Section 3. President.
The President shall be the chief operating and administrative officer of the Corporation. He or she shall have general responsibility for the management and control of the operations and administration of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of president or which are delegated to him or her by the Board of Directors. Subject to the direction of the Board of Directors and the Chief Executive Officer, the President shall have power to sign all stock certificates, contracts, bonds, mortgages and other instruments of the Corporation and shall have general supervision and direction of all of the other officers (other than the Chief Executive Officer), employees and agents of the Corporation, subject in all cases to the orders and resolutions of the Board of Directors and to the direction of the Chief Executive Officer.
Section 4. Vice President.
Each Vice President shall have such powers and duties as may be delegated to him or her by the Board of Directors. One Vice President shall be designated by the Board of Directors to perform the duties and exercise the powers of the President in the event of the President's absence or disability.
Section 5. Treasurer.
The Treasurer shall have the responsibility for maintaining the financial records of the Corporation. He or she shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions and of the financial condition of the Corporation. The Treasurer shall also perform such other duties as the Board of Directors may from time to time prescribe.

Section 6. Secretary.
The Secretary shall issue all authorized notices for, and shall keep minutes of all meetings of the stockholders and the Board of Directors. He or she shall have charge of the corporate books and shall perform such other duties as the Board of Directors may from time to time prescribe.
Section 7. Delegation of Authority.
The Board of Directors (including any committee thereof) may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.
Section 8. Removal.
Any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.
Section 9. Action with Respect to Securities of Other Corporations.
Unless otherwise directed by the Board of Directors, the Chief Executive Officer, the President or any officer of the Corporation authorized by the President shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders or equity holders of or with respect to any action of stockholders or equity holders of any other corporation or entity in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation or entity.
ARTICLE V

 STOCK
Section 1. Certificates of Stock; Uncertificated Shares.
The shares of stock at the Corporation shall be represented by certificates, provided that the Board may provide, by resolution, that some or all classes or series of its stock may be uncertificated or electronic shares. Each holder of stock represented by certificates, and upon request, every holder of uncertificated shares, shall be entitled to a certificate signed by, or in the name of the Corporation by, any two authorized officers of the Corporation (it being understood that each of the President, Chief Executive Officer, any Vice-President, the Treasurer, the Assistant Treasurer, the Secretary, and the Assistant Secretary shall be an authorized officer for such purpose), certifying the number of shares owned by him or her. Any or all of the signatures on the certificate may be by facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nonetheless be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.
Section 2. Transfers of Stock.
Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 4 of Article V of these Bylaws, an outstanding certificate for the number of shares involved, if one has been issued, shall be surrendered for cancellation before a new certificate, if any, is issued therefor.
Section 3. Record Date.
(a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than 60 nor less than 10 days before the date of such meeting.  If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.  If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.
(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than 60 days prior to such action.  If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
(c) Unless otherwise restricted by the Certificate of Incorporation, in order that the Corporation may determine the stockholders entitled to express consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.  If no record date for determining stockholders entitled to express consent to corporate action in writing without a meeting is fixed by the Board of Directors, (i) when no prior action of the Board of Directors is required by law, the record date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, and (ii) if prior action by the Board of Directors is required by law, the record date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.
Section 4. Lost, Stolen or Destroyed Certificates.
The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.
Section 5. Regulations.
The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.
ARTICLE VI

 NOTICES
Section 1. Notices.
If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the DGCL.
Section 2. Waivers.
A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting shall constitute waiver of notice except attendance for the express purpose of objecting, at the beginning of the meeting, to the transaction of business because the meeting is not lawfully called or convened.
ARTICLE VII

 MISCELLANEOUS
Section 1. Facsimile Signatures.
In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.
Section 2. Corporate Seal.
The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.
Section 3. Reliance upon Books, Reports and Records.
Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.
Section 4. Fiscal Year.
The fiscal year of the Corporation shall be as fixed by the Board of Directors.
Section 5. Time Periods.
In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.
Section 6. Dispute Resolution.
Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee of the Corporation to the Corporation's stockholders, (c) any action asserting a claim arising pursuant to the DGCL or the Certificate of Incorporation or Bylaws, or (d) any action asserting a claim governed by the internal affairs doctrine of the State of Delaware; provided, however, that, in the event that the Court of Chancery of the State of Delaware lacks jurisdiction over any such action or proceeding, the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Delaware. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm, and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 6. Further, the Court of Chancery of the State of Delaware shall have exclusive jurisdiction to determine any dispute, claim or action brought against the Corporation by any current or former director, officer or other person entitled or purported to be entitled to indemnification from the Corporation by reason of the fact that he or she (or a person for whom he or she is a representative) is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation in any position or capacity for any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, whether pursuant to the Certificate of Incorporation, these Bylaws or contractual agreement, with respect to any claims thereunder.
ARTICLE VIII

 INDEMNIFICATION OF DIRECTORS AND OFFICERS
Section 1. Right to Indemnification.
Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she (or a person for whom he or she is a representative) is or was a director or an officer of the Corporation or, while a director or officer of the Corporation is or was serving at the request of the Corporation in any position or capacity for any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity or in any other capacity shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this Article VIII with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.
Section 2. Right to Advancement of Expenses.
In addition to the right to indemnification conferred in Section 1 of this Article VIII, the Corporation shall, to the fullest extent not prohibited by applicable law, pay the expenses (including attorney's fees) incurred by an indemnitee in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise.
Section 3. Right of Indemnitee to Bring Suit.
If a claim under Section 1 or 2 of this Article VIII is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. Any such suit must be brought in accordance with the provisions of Section 6 of Article VII of these Bylaws.  To the fullest extent permitted by law, if successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (a) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.
Section 4. Non-Exclusivity of Rights.
The rights to indemnification and to the advancement of expenses conferred in this Article VIII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or directors, or otherwise.
Section 5. Insurance.
The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.
Section 6. Indemnification of Employees and Agents of the Corporation.
The Corporation may, to the extent authorized from time to time by the Board of Directors or a duly authorized committee thereof, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.
Section 7. Nature of Rights.
The rights conferred upon indemnitees in this Article VIII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent of the Corporation or who has ceased serving at the request of the Corporation in any position or capacity for any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of the indemnitee's heirs, executors and administrators. Any amendment, alteration or repeal of this Article VIII that adversely affects any right of an indemnitee or his or her successors shall be prospective only and shall not limit, eliminate or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.
ARTICLE IX

 AMENDMENTS
In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to adopt, amend and repeal these Bylaws subject to the power of the holders of capital stock of the Corporation to adopt, amend or repeal the Bylaws; provided, however, that, with respect to the power of holders of capital stock to adopt, amend and repeal these Bylaws, notwithstanding any other provision of these Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by these Bylaws, the Certificate of Incorporation, or applicable law, and subject to the terms of any then outstanding class or series of preferred stock, the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares entitled to vote generally in the election of directors, voting together as a single class, shall be required for the holders of capital stock to adopt, amend or repeal any provision of these Bylaws.